                                                                   EXHIBIT 10.1

                             CONFIDENTIAL TREATMENT

                           SOFTWARE LICENSE AGREEMENT

     This Software License Agreement ("AGREEMENT") is entered into as of the 21st day of September, 2000 ("EFFECTIVE DATE") by and between 3NO Systems, Inc., a New Jersey corporation having principal offices at One Sheila Drive, Tinton Falls, NJ 07724 ("3NO"), and Larscom Incorporated, a Delaware corporation having principal offices at 1845 McCandless Drive, Milpitas, CA 95035 ("LARSCOM").


                                    RECITALS

     WHEREAS, 3NO has developed a certain broadband remote access server technology for use in advanced communication systems;

     WHEREAS, 3NO has developed a product known as the ISSANNI 1000 ("ISSANNI 1000" as further defined herein) which implements such broadband remote access server technology;

     WHEREAS, Larscom is engaged in the business of developing, manufacturing and selling communication products, and wishes to license and acquire certain rights to the ISSANNI 1000 and related technology, and 3NO wishes to grant such rights to Larscom;

     WHEREAS, Larscom wishes to develop and market products incorporating the ISSANNI 1000 and related technology ("PRODUCTS," as further defined herein); and,

     THEREFORE, in consideration of the recitals and the respective covenants, representations, warranties and obligations contained herein, and intending to be legally bound hereby, the parties agree as follows:

1.  DEFINITIONS.

     a. "Confidential Information" shall mean (i) the terms and conditions of this Agreement (ii) the Intellectual Property, (iii) any information including, without limitation, technical data, know-how, research, products, hardware, software (source code and object code), Source Code, services, deployment, inventions, processes, engineering, and (iv) marketing, customers, pricing, business plans and finances identified by the disclosing party to be confidential.

     b. "Customer" shall mean an entity to which Larscom licenses or sells a Product.

     c. "Hardware" shall mean the commercially available hardware integrated in the ISSANNI 1000 as described in the Specifications.

     d. "Intellectual Property" shall mean the Software and Specifications, and any and all inventions, discoveries, know-how, concepts, research, works, ideas and improvements conceived or developed by 3NO that relate to the ISSANNI 1000 regardless of whether a patent, copyright or another type of legal protection covers that subject matter, and regardless of the tangible form of the subject matter. Intellectual Property shall include all US and corresponding foreign applications and registrations with respect to the ISSANNI 1000.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *****. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT

     e. "ISSANNI 1000" shall mean the broadband remote access server technology system developed by 3NO and consisting of the Intellectual Property, and which is known commercially as the ISSANNI 1000.

     f. "Net Sales" shall mean all revenues recognized in accordance with generally accepted accounting principles from the sale of Products, less returns and allowances (actually paid or allowed, including, but not limited to, prompt payment and volume discounts, charge backs from wholesalers and other allowances granted to customers or wholesalers of Products, whether in cash or trade), freight packing, insurance, rebates, and sales and other taxes based on sales prices when included in gross sales, but not including taxes when assessed on income derived from such sales.

     g. "Net Unit Sales" shall mean the aggregate number of Products that are sold by Larscom during the term of this Agreement minus returns. Net Unit Sales shall be exclusive of internal use, sale or use on approval, or temporary disposal as may be the custom in the industry.

     h. "Products" shall mean any products manufactured by or for Larscom or its subsidiaries or affiliates that incorporate the Software.

     i. "Software" shall mean version 2.0 of the software component of the ISSANNI 1000 and all enhancements, modifications, upgrades, revisions, and derivative works thereto developed during the term of this Agreement.
Such Software specifically includes Third Party Software.

     j. "Source Code" shall mean the software or program code of the Software expressed in a form suitable for modification by humans.

    k. "Specifications" shall mean the specifications, bills of materials, part numbers used, design, source and vendor information for the Hardware, and all modifications or developments thereto. Specifications shall be further described on the Statement of Work, attached hereto as Exhibit A. "Specifications" shall specifically exclude any modifications, augmentations, derivations or developments thereto made by or for Larscom.

     l. "Territory" shall mean all countries in North America and all countries which are members of the European Union or EFTA (European Free Trade Association) as of the Effective Date. Upon express written agreement of the parties, the Territory may be expanded to include additional countries of Europe.

     m. "Third Party Software" shall mean the software programs licensed by 3NO which are embedded in or necessary for the operation of the ISSANNI 1000.

     n. "Trademarks" shall mean the registered and unregistered trademarks of the parties.

     o. "User Documentation" shall mean all user guides relating to the ISSANNI 1000 provided by 3NO to Larscom hereunder. Documentation shall only be considered "User Documentation" if 3NO has indicated that the same is intended that to be distributed to Customer.

2.  LICENSE.

     a. Subject to the terms of this Agreement, 3NO hereby grants to Larscom the following:

                             CONFIDENTIAL TREATMENT

     (i) a nonexclusive, worldwide license to the ISSANNI 1000 (including worldwide sublicensable sublicenses to the Third Party Software) in order to make, have made, use, import, offer to sell, sell, lease or otherwise dispose of Products anywhere in the world;

     (ii) an exclusive right and license to the ISSANNI 1000 (including worldwide sublicenses to the Third Party Software) to make, have made, use, import, offer to sell, sell, lease or otherwise dispose of Products in the Territory upon payment, by September 29, 2000, unless extended by mutual agreement of the parties, of the Fees as described in Paragraph 3a. Such exclusive right shall be in force for a period of ***** commencing on *****. Upon the sale ***** Net Unit Sales between the Effective Date and *****, such exclusive right shall automatically be renewed.

     (iii) a worldwide license and right to sublicense to Customers the license and right to use, resell or repair the Products transferred to them by Larscom; and

    (iv) a right for Larscom to make an Equity Investment in the minimum amount of $ ***** or more on the terms and conditions set forth in the Term Sheet attached hereto as Exhibit B (the "Equity Investment").

     (v) a right for Larscom to appoint one (1) Board member to the Board of Directors of 3NO upon 3NO's receipt of the Equity Investment as described in
Section 2(iv).

     b. Larscom will not disclose all or any part of any of the Software to any person except as reasonably necessary to permit that person to use the Software for the purposes explicitly permitted herein. Larscom may permit its employees and consultants to have access to the Software, but only on a need-to-know basis and only if each such employee or consultant is obligated under Larscom's blanket agreement or a similar obligation of confidentiality.

     c. Larscom recognizes that the Software (excluding the Third Party Software) is the property and Confidential Information of 3NO and that Larscom has only such rights therein as are expressly licensed by 3NO hereunder. Larscom recognizes that the Third Party Software is the Confidential Information of 3NO and that Larscom has only such rights therein as are expressly licensed by 3NO hereunder.

     d. All right, title and interest in and to the ISSANNI 1000, including, but not limited to, ownership, copyright, patent and trade secret rights remain with 3NO.

     e. In the event any products or technologies, other than those licensed hereunder, are developed by 3NO during the term of the agreement, or any extension, 3NO shall first offer to license such products or technologies to Larscom, but only in the event that 3NO decides to license any such products or technologies to any third party for the purpose of commercial exploitation. The parties agree to negotiate in good faith with respect to the foregoing. In the event that the parties cannot reach an agreement with respect to the terms of any such additional license agreement(s) after such good faith negotiations, 3NO shall be free to license any such products or technologies to any third party.

***** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT

     f. Larscom may, at its own discretion, develop and manufacture other target platforms that accommodate the Software. Any such platform sold will be subject to the royalty payment obligations set forth in this Agreement. The parties acknowledge and agree that

         (i)   any modifications to the Specifications; or

         (ii) any other specifications, bills of materials, part numbers used, designs, source and vendor information for hardware and all modifications thereto;

         (iii) made or developed by or for Larscom whether in conjunction with development of such platform shall be the sole property of Larscom.

     g. 3NO shall not disclose the Specifications or otherwise make available the ISSANNI 1000 to any third party within the Territory. 3NO shall refer and direct all potential marketing and sales opportunities for the Products of which it is aware to Larscom.

Except for those rights expressly set forth above, Larscom shall have no other rights with respect to the User Documentation or the ISSANNI 1000 by virtue of this Agreement. Without limiting the foregoing, Larscom is expressly prohibited from distributing the Software on a stand-alone basis, modifying the Software or creating derivative works of the Software, except as otherwise described herein.

3. PAYMENTS. As consideration for the grant of the License and services provided hereunder, Larscom shall pay to 3NO the fees and royalties set forth below. The payments shall be made as follows:

     a. FEES. Larscom shall pay 3NO an advanced pre-paid royalty fee of $ ***** (the "Initial Fee"). The first $ ***** of the Initial Fee shall be the "First Fee." The second $ ***** of the Initial Fee shall be the "Second Fee."

         (i) The Initial Fee shall be due as of the Effective Date or as otherwise mutually agreed upon by the parties.

         (ii) The First Fee shall be the royalties for the first ***** Net Unit Sales. In the event that fewer than ***** Net Unit Sales occur by *****, this First Fee shall be for the time period from the Effective Date until *****.

         (iii) The Second Fee shall be the royalties for the second ***** Net Unit Sales (numbered ***** to *****). In the event that fewer than ***** Net Unit Sales occur by *****, this Second Fee will not be refundable and shall be payment of royalties for ***** Net Unit Sales occurring after ******.

     b. ROYALTIES. After complete and final payment of the Initial Fee, Larscom shall make royalty payments to 3NO of ***** percent of the Net Sales Price of Larscom's Net Unit Sales of Products.

     c. All payments will be made in U.S. dollars. Royalty payments shall be made quarterly no later than sixty (60) days after the end of each calendar quarter, beginning with the calendar quarter after the first Net Unit Sale was recorded. Any amount for which payment is not received by 3NO when due will bear interest at the lesser of 1.5% per month or the maximum rate permitted by applicable law. In addition to the royalty payments, Larscom shall deliver to 3NO a written report reflecting Net Unit Sales by calendar quarter, net royalty payments, cumulative royalties and such other information to which the parties agree.

***** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT

     d. If 3NO grants a license to the Software to a third party anytime after the Effective Date on terms that are similar to those granted to Larscom herein and such license provides for a royalty rate more favorable than that granted to Larscom pursuant to this Section 3, then Larscom shall be entitled to such lower royalty rate as of the effective date of such more favorable license.

4.   3NO OBLIGATIONS; TRANSFER

     a. Upon receipt of the Initial Fee, 3NO will initiate the full disclosure and transfer of all information, materials and manufacturing assets necessary for the full realization of the license rights including, without limitation, information and documentation related to the design layout, and sources of the ISSANNI 1000 as identified in the Statement of Work attached hereto as Exhibit A.

     b. 3NO will deliver the Specifications and three (3) copies of the Software to Larscom by September 30, 2000. Such Software shall be on CD-ROM, or on other media as mutually agreed upon by the parties.

     c. 3NO will provide Larscom with two (2) working demonstration units of the ISSANNI 1000 for testing and Hardware development purposes. Delivery of such demonstration units shall occur by September 30, 2000.

     d. 3NO will provide designated Larscom engineers, at no additional cost to Larscom, with not less than eighty (80) hours training on the operation, use and manufacture of the ISSANNI 1000, Software and Hardware. Such training shall take place at the Larscom facility at a date and time mutually agreed.

     e. 3NO will furnish whatever additional information or technical assistance Larscom may reasonably require.

     f. 3NO will assume all responsibility for Software warranty (as set forth in this Agreement).

     g. 3NO will place the Source Code in an escrow account pursuant to the Escrow Agreement attached hereto as Exhibit C ("Escrow Agreement").

5.   LARSCOM OBLIGATIONS.

     a.  LARSCOM SHALL USE ITS BEST EFFORTS TO:

         (i)   promote and market Products in the licensed Territory.

         (ii) maintain adequate facilities and trained personnel to manufacture, distribute, maintain and support the Products.

         (iii) market and distribute Products consistent with good business ethics and in a manner that will reflect favorably on the ISSANNI 1000 and the goodwill and reputation of the parties.

        (iv) handle all Customer inquiries, quotations, and orders promptly and efficiently.

     b. WARRANTY AND SUPPORT OBLIGATIONS OF LARSCOM. Larscom shall provide all necessary and appropriate sales, technical, repair, service and warranty support to the Customers in accordance with its applicable warranty obligations, normal business practices and applicable law. Larscom shall be solely responsible for providing first level support for the Products. Customers should be provided with active support addresses and telephone numbers specifying Larscom. In addition to any other actions that are necessary or appropriate to fulfill such obligations,

                             CONFIDENTIAL TREATMENT

      Larscom agrees specifically to provide appropriate levels of sales and technical support to Customers in the Territory to assure the satisfactory installation, use and operation of the Products. Terms of providing technical support shall be consistent with Larscom's current business practices in connection with its other products.

     c. Larscom will develop manufacturing documentation for the Products that Larscom manufactures. Larscom will then further develop the hardware for compatibility with European standards and will promote the Products using its selling resources for the sales and distribution of the Products.

     d. LARSCOM RESTRICTIONS. Except as expressly prohibited herein, Larscom will not:

         (i) Reverse engineer, disassemble, decompile, copy, modify, or otherwise change the Software in whole or in part, or assist in any way, directly or indirectly, in any effort to do so, except in performing its obligations under this Agreement.

         (ii) Use or transfer any copies of the Software, except in the performance of this Agreement.

         (iii) Make any representation, guarantee or warranty to Customers or any other party regarding the performance or functional characteristics of the ISSANNI 1000 inconsistent with the User Documentation.

6.   MAINTENANCE.

     a. All maintenance necessary to keep the ISSANNI 1000 operational during the term of this Agreement shall be performed by 3NO. Such maintenance activities shall include bug fixes, updates, enhancements and/or modifications to the ISSANNI 1000. 3NO shall maintain all Software revisions and configurations and ensure that Larscom has the most current copy available.

     b. 3NO shall support, at no charge, Larscom Engineering and Customer Service personnel, and support organization with technical assistance specialists on a 24 hour-a-day, seven day-a-week basis. Such support shall include appropriate escalation procedures. Larscom shall provide Level 1 support to customers. 3NO shall provide Level 2 support. Level 1 and Level 2 support requirements are defined in the Statement of Work.

     c. 3NO shall promptly notify Larscom of any improvements to the Hardware, including but not limited to, additions, modifications, Enhancements, updates and revisions, made at any time during the term of this Agreement.

     d. 3NO and Larscom shall develop protocols with respect to the resolution of any problems in the Hardware and the implementation or embedding of the Hardware in the Products.

7.   WARRANTIES

     a. 3NO warrants that it is the exclusive owner of, and has full power and right to license the ISSANNI 1000 and to perform all other terms of this Agreement.

     b. 3NO warrants and represents that it has full power and right to grant a sublicensable sublicense for the Third Party Software to Larscom under the terms and conditions of this Agreement.

     c. 3NO warrants (i) that the ISSANNI 1000 and all information and materials furnished hereunder shall be free from defects in materials, design and workmanship and (ii) that the ISSANNI 1000 will perform in accordance with

                             CONFIDENTIAL TREATMENT

the functional specifications as set forth in the Statement of Work attached hereto as Exhibit A ("Functional Specifications") for a period of three (3) years starting as of the Effective Date. Provided that 3NO receives notification within the applicable warranty period that the ISSANNI 1000 does not so conform, then 3NO, at its own cost will make such modifications as are necessary to make the ISSANNI 1000 conform to the Functional Specifications.

     d. 3NO warrants to Larscom that the Software does not contain (i) software traps, viruses, worms, trap doors, back doors or other means of function that will interfere with or adversely affect Larscom's use of the Software in connection with the Products or which will damage or destroy data or other property of Larscom; or (ii) any master key access, ID, password feature or other means of access.

     e. 3NO warrants to Larscom that the Software shall be Year 2000-compliant. By way of example, products, programs, files, databases, user interfaces and processes shall have or produce no operational, logical or arithmetic inconsistencies when dealing with dates beyond 1999. The transition across century boundaries must be seamless, requiring no manual intervention. Leap year and century calculations must be per ISO 8601. The required date range is from the year 1 to the year 9999.

     f. In addition to the foregoing, to the extent allowable in existing third party contracts, 3NO agrees to assign, and hereby does assign, to Larscom any other warranties and all benefits thereof as 3NO or any of its subcontractors or affiliates may receive from third party suppliers. Any such assignment shall not relieve 3NO of any of its responsibilities under this Agreement. 3NO shall notify Larscom of each warranty and, upon receipt of such warranty, shall deliver to Larscom any documents issued by the warrantor evidencing such warranty.

     g. 3NO represents that it has not assigned, transferred, licensed, pledged or otherwise encumbered the ISSANNI 1000, or any underlying technology or intellectual property rights thereto in a manner inconsistent with the terms of this Agreement.

     h. 3NO represents that it is not aware of any actual violation or potential violation, infringement or misappropriation of any third party's rights, including without limitation, patent, copyright, trademark and trade secret rights (or any claim or potential claim thereof) by the ISSANNI 1000.

     i. Each party represents that entering into or performing under this Agreement will not violate any right of or breach any obligation to any third party under any agreement or arrangement between the representing party and such third party.

     j. EXCEPT AS SET FORTH HEREIN, 3NO SYSTEMS MAKES NO PERFORMANCE REPRESENTATIONS, WARRANTIES OR GUARANTIES, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE TECHNOLOGY OR THE SOFTWARE, OR ANY SERVICES COVERED BY OR FURNISHED PURSUANT TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM ANY COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

8.   INDEMNIFICATION/LIMITATION OF LIABILITY.

     a. Each party shall, at its own expense, indemnify and hold the other harmless from any loss, damage, liability or expense, on account of damage to property and injuries, including death, to all persons, arising from any occurrence caused by any act or omission of the indemnifying party related to the performance of this Agreement. The indemnifying party shall defend any suit or dispose of any claim or other proceedings brought against said indemnities on account of such damage or injury, and shall pay all expenses, including attorney's fees, and satisfy all judgments which may be incurred by or rendered against said indemnities.

                             CONFIDENTIAL TREATMENT



     b. EXCEPT FOR A BREACH OF SECTION 9, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR TO ANY THIRD PARTY CLAIMING THROUGH EITHER PARTY HERETO, FOR INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE, INCLUDING BUT NOT LIMITED TO, LOST PROFITS, WHETHER ARISING OUT OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, RESULTING FROM OR RELATING TO THIS AGREEMENT (WHETHER OR NOT SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF ANY SUCH DAMAGES).

9.   CONFIDENTIALITY.

         Each party agrees, in the event it receives Confidential Information of the other, to use such Confidential Information only for the purposes for which it was disclosed to the party, to exercise reasonable care to protect and hold such Confidential Information in confidence and to prevent its disclosure to third parties, except as permitted under this Agreement. Except as otherwise provided, all such Confidential Information will be returned to the disclosing party upon termination of this Agreement. Neither party shall be required to protect or hold in confidence any information received by it which:

          (i) is or becomes available to the public or to the industry without the fault of the recipient;

         (ii) was rightfully in the possession of recipient before being provided to the recipient by the other party;

         (iii) is independently developed by the recipient;

         (iv) is required to be disclosed by court order, or other legal requirement, provided, however, that the recipient provides sufficient notice to the other party, if possible, to permit such other party an opportunity to obtain sufficient protective measures with regard to the information; or

         (v) is subsequently received by the recipient without obligation of confidentiality from a third party, who the recipient had no reason to believe was not legitimately authorized to provide it with such information;

10.   TRADEMARKS.

     a. Larscom shall designate and implement its own Trademark for the Products.

     b. Larscom agrees to credit its use of the ISSANNI 1000 by use of a 3NO Trademark on the Products. 3NO will provide the artwork to be utilized by Larscom and Larscom, in its sole discretion, shall determine the size and placement of such Trademark. The artwork shall be compatible with the Products and Larscom's Trademarks. In addition, Larscom agrees to reasonably credit 3NO on the packaging, Larscom's User Documentation, advertising and promotional literature relating to the Products. Any additional desired use by Larscom of 3NO's Trademarks (including, without limitation, in advertising or marketing materials) shall be submitted to 3NO for written approval prior to such use.

11.   AUDIT.

                             CONFIDENTIAL TREATMENT

     a. Larscom shall keep full, clear and accurate books and records with respect to its Net Unit Sales and Net Sales subject to royalties hereunder. Such books and records shall be kept at Larscom's principal place of business and made in a manner such that the royalty reports made pursuant to Section 0, can be verified.

     b. During the term of this Agreement and for two (2) years thereafter, 3NO or its authorized agent, shall have the right to examine such books and records upon reasonable notice during normal business hours, but not more than twice per year. In case of any dispute as to the sufficiency or accuracy of such books and records, 3NO may have an independent auditor examine and certify such records. Such inspections shall be at the expense of 3NO, unless a variation or error to the prejudice of 3NO exceeding five percent (5%) is discovered. In such event, Larscom shall be responsible for all costs relating to the audit. Larscom shall pay any deficiency discovered by 3NO, together with interest thereon at the then current prime rate, within fifteen (15) days from the date on which notice of such deficiency is given.

12.   TERM AND TERMINATION.

     a. Unless earlier terminated in accordance with the provisions hereof, the term of this Agreement shall be five (5) years from the Effective Date. Subject to the terms hereof, either party may notify the other in writing ninety (90) days prior to the end of any term of its intention to renew, the Agreement and it shall be renewed for an additional term of twelve (12) months each.

     b. This Agreement may be terminated by mutual agreement of the parties or as follows:

         (i) By either party, upon material breach or default of the terms hereof by the other and such breach or default is not cured by the defaulting party within thirty (30) days from the date of written notice of such breach or default by the non-defaulting party. The cure period may be extended by agreement of the parties.

         (ii) By either party immediately upon written notice in the event the other party, (a) admits its inability to pay its debts after they become due or is in liquidation, (b) involuntarily, has instituted against it any proceeding in bankruptcy or any other insolvency or reorganization proceeding, or (c) voluntarily institutes any proceeding in bankruptcy or any other insolvency or reorganization proceeding.

     c.  The effect of termination:

         (i) Upon termination of this Agreement for any reason, the following sections shall survive: 2, 3, 6, 7, 8, 9, 11, 12, 13 and 14.

         (ii) No termination of this Agreement shall have any effect on Products for which royalty payments have been made.

         (iii) Upon termination of this Agreement by 3NO for Larscom's breach, insolvency, or bankruptcy, Larscom shall cease all use of the Software and all Confidential Information disclosed by 3NO to Larscom (collectively, "3NO Materials"). Larscom shall further return all 3NO Materials (including all copies thereof in whatever form) in Larscom's possession to 3NO, or, upon notification by 3NO that such return is unnecessary, destroy all 3NO Materials. Notwithstanding the foregoing, upon termination of this Agreement, Larscom shall be entitled to keep and use one copy of 3NO Materials to provide support to Customers in possession of Products prior to or on the effective date of termination. All outstanding payments shall be due and payable within thirty
(30) days of such termination.

                             CONFIDENTIAL TREATMENT

        (iv) Upon termination of this Agreement by mutual consent of the parties, 3NO shall continue to provide support for so long as Larscom is obligated to provide support to its Customers pursuant to existing agreements between such Customers and Larscom, but in no event shall 3NO's obligation to provide support continue for more than one (1) after the expiration of any Larscom warranty.

         (v) In the event that this Agreement is terminated by Larscom due to 3NO's insolvency, liquidation, or bankruptcy, or in the event 3NO, or any successor in interest attempts to terminate this Agreement, Larscom shall be entitled to receive the Source Code from escrow pursuant to the Escrow Agreement. Notwithstanding anything else contained herein: (a) the Source Code shall be considered 3NO's Confidential Information; (b) Larscom shall be entitled to use the Source Code for any purpose in connection with the Products and to support Customers that are in possession of Products and (c) the Source Code is provided to Larscom "AS IS," WITHOUT ANY WARRANTY OF ANY KIND INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

         (vi) In the event of any termination by Larscom for 3NO's breach, prior to Larscom acceptance of the Software, Hardware and related information and materials ("Acceptance"), 3NO shall immediately refund the all amounts paid by Larscom hereunder. In the event of any termination by Larscom for breach following Acceptance, Larscom's rights hereunder shall continue, and such termination shall not prejudice any Larscom claim or cause of action against 3NO. In the event of any termination by Larscom for failure of 3NO to fulfill the requirements described in Section 0 above, 3NO shall be in material default and Larscom shall be entitled to withhold all payments until such maintenance or improvements are resumed.

13.   INDEMNIFICATION/INFRINGEMENT.

     a. In the event that any lawsuit is brought against Larscom based on a claim that the Intellectual Property or Hardware, or any modification thereto approved by 3NO, infringes any patent, copyright, or trade secret, 3NO agrees that it will (i) defend such claim at its expense, as long as it is notified in writing, within a reasonable period of time, and is given whatever information is available to defend the claim; (ii) indemnify and hold Larscom harmless from and against all damages, costs and expenses, including reasonable attorneys' fees and costs, and (iii) pay all damages and costs awarded against Larscom on such claim, as well as all reasonable out-of-pocket expenses incurred and paid by Larscom directly resulting from such claim. 3NO will not be responsible for any cost or expense related to a compromise of such claim made by Larscom without 3NO's written consent.

     b. In the event the Hardware, or any modification thereto approved by 3NO is, or in 3NO's opinion is likely to become, the subject of a claim for patent, copyright, or trade secret infringement, 3NO may at its option and expense (i) procure for Larscom the right to continue using the same under the terms of this Agreement, or (ii) to replace or modify the same so that it becomes non-infringing and substantially equivalent in function.

THE FOREGOING IS 3NO SYSTEMS' EXCLUSIVE OBLIGATION WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

     c. 3NO shall not be liable to Larscom for any claim of infringement based upon or resulting from modifications to the Hardware that it has not approved or which results from combinations of the Hardware with Larscom or third party software (specifically excluding Third Party Software) or Products, without which combination(s) such claim would not have arisen.

                             CONFIDENTIAL TREATMENT

                            14.  GENERAL PROVISIONS.

     a. ASSIGNMENT/SUCCESSORS. Neither party may sell, assign, pledge or transfer this Agreement (including by operation of law) or any of its rights or obligations hereunder without the express written consent of the other party, which consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Larscom shall not sublicense any of its rights or obligations hereunder without the prior written consent of 3NO. Notwithstanding the foregoing, Larscom may sublicense the Intellectual Property, the ISSANNI 1000 and any modifications thereto to Customers.

     b. FORCE MAJEURE. Neither party shall be liable for any failure to perform or observe any of its obligations under this Agreement for as long as, and to the extent that, such performance is prevented by any circumstances not within the reasonable control of the party concerned. The party so prevented from performing shall promptly give notice of such delay and the anticipated length of its duration to the other party.

     c. WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement, on any occasion, shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term, or any other term, of this Agreement. Any waiver must be in writing.

     d. NOTICE. Any notice, or other communication under this Agreement shall be in writing and shall be considered "given" five (5) days after mailing by registered mail, return-receipt requested, to the parties at the addresses first specified above, or at such other addresses as a party may specify by written notice to the other. The mailing address may be changed at any time upon written notice by the moving party.

     e. INDEPENDENT CONTRACTORS. Larscom and 3NO are independent contractor under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between the parties. Neither Larscom nor 3NO shall have the authority to enter into agreements of any kind on behalf of the other or otherwise to bind or obligate the other to any third party in any manner whatsoever.

     f. WARRANT/TERM SHEET. This Agreement is conditioned upon the execution of a Warrant Agreement in the form attached hereto as Exhibit D.

     g. SURVIVAL. The provisions of this Agreement that by their sense and context are intended to survive the termination of this Agreement shall so survive.

     h. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, without regard to its principles of conflict of law.

                             CONFIDENTIAL TREATMENT

     i. ARBITRATION. In the event of any dispute or disagreement under this Agreement, such dispute or disagreement shall be submitted to arbitration in San Francisco, California under the rules of the American Arbitration Association. Any award or decision made in such arbitration process shall be final, binding upon the parties and enforceable through application to any court of competent jurisdiction. Each party shall bear its own costs in connection with such proceeding, except that the prevailing party in any arbitration shall be reimbursed by the other party for any reasonable expenses, including legal fees. No arbitration award shall include punitive damages. Notwithstanding the foregoing, the parties may seek equitable relief in any court of competent jurisdiction.

     j. SEVERABILITY. The illegality or unenforceability of the whole or any part of the provisions of this Agreement will not affect the continued operation of the remaining provisions.

     k. FOREIGN CORRUPT PRACTICES ACT. Both parties hereby affirm that no principal, officer, or employee or any of its affiliates is a public official of any government or territory, and that no principal, officer, or employee or any of its affiliates is a family member of any public official of any government or territory or the United States of America. Accordingly, both parties shall comply with the Foreign Corrupt Practices Act of 1977 which prohibits corrupt payments to government officials or members of a political party in order to obtain or maintain business. The Foreign Corrupt Practices Act specifically prohibits the payment or offer of payment of anything of value to assist in obtaining or retaining business.

     l. EXPORT CONTROL. The parties acknowledge that the manufacture and sale of the Products is subject to the export control laws of the United States of America, including the U.S. Bureau of Export Administration regulations, as amended, and hereby agree to obey any and all such laws. Larscom shall not export or transmit, directly or indirectly, the Software or any technical data received from 3NO, not the direct product thereof, outside of the United States without prior authorization of the U.S. Government if such authorization is required. Larscom shall obtain all licenses, permits and approvals required by any government. Larscom agrees to comply with all export laws, rules, policies, procedures, restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or re-export of any goods in violation of any such restrictions, laws or regulations. Larscom will indemnify and hold harmless 3NO for any violation or alleged violation by Larson of such laws, rules, policies, procedures, restrictions or regulations.

     m. COMPLIANCE WITH LAWS AND REGULATIONS. The parties shall comply with all federal and state laws and regulations relating to their respective duties, obligations, and performance under this Agreement and shall procure all licenses and pay all fees, taxes and other charges required thereby.

     n. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties concerning the subject matter hereof and incorporates all present and prior negotiations and understandings between the parties. No alteration, amendment, change or additions to this Agreement shall be binding upon any party unless in writing and signed by the party to be charged.

     o. OPPORTUNITY TO CONSULT COUNSEL. The parties hereto each hereby affirm and acknowledge that they have read this Agreement, that they know and understand its terms, and have signed it voluntarily and on the advice of counsel. The parties have had a full and unhindered opportunity to consult with their attorneys, accountants, financial advisors and such other consultants as they may have desired prior to executing this Agreement

                             CONFIDENTIAL TREATMENT

THE UNDERSIGNED BY THEIR AUTHORIZED AGENTS HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

3NO SYSTEMS INC.                         LARSCOM INCORPORATED

By:                                      By:
      ------------------------               ---------------------
Name                                     Name
        ----------------------                -------------------
Title:                                   Title:
       -----------------------                  --------------------

                             CONFIDENTIAL TREATMENT

                                    Exhibit A

                                Statement of Work

WORK PRODUCTS DUE TO LARSCOM:


System Specification Document -         This document should provide detailed
                                        list of features, functions and
                                        performance ranges that are the design
                                        and acceptance criteria for the Issani
                                        1000.

High Level Design Documentation -       A high level design that shows the
                                        process flow and data flow through the
                                        Issani 1000.

Detailed Functional Specification -     This document should contain block diagrams,
                                        module definition and show the interrelation
                                        between code modules. Any hardware
                                        dependencies in terms of specific
                                        drivers should be identified in this
                                        document.

Source Code -                           Demonstration of fully documented code
                                        that demonstrates that it is a
                                        functional decomposition of the High
                                        Level Design Document and the Detailed
                                        Design Document.

Designer Test Documentation -           This document should show a clear plan
                                        to test the features, functions and
                                        performance criteria specified in the
                                        System Specification Document.

Designer Test Results -                 This document should contain the results
                                        of the Designer Tests.

Operations Manual-                      This document should contain
                                        instructions on the installation,
                                        operation and maintenance of the Issani
                                        1000


Hardware Documentation-                 A hardware Bill of Materials must be
(completed)                             provided


                             CONFIDENTIAL TREATMENT

                           PRODUCT ACCEPTANCE CRITERIA

IN ADDITION TO PROVIDING ALL OF THE DOCUMENTATION MENTION IN THE STATEMENT OF WORK, THE ISSANI 1000 PRODUCT MUST PROVIDE ALL OF THE FUNCTIONS AND FEATURES LISTED BELOW UNDER THE HEADING SPECIFICATIONS AND MEET OR EXCEED THE PERFORMANCE CRITERIA LIST BELOW UNDER THE HEADING PERFORMANCE CRITERIA

SPECIFICATIONS

SOFTWARE


-----------------------------------------------------------------------------------------------------------
LAN Protocols                                          IP, PPP, Ethernet
-----------------------------------------------------------------------------------------------------------
WAN Protocols                                          IP over ATM PVC, IP over Ethernet
-----------------------------------------------------------------------------------------------------------
Encapsulations                                         Ethernet, RFC 2516 PPP
                                                       over Ethernet, RFC 1483
                                                       (Bridged and Routed), RFC
                                                       2364 PPP over ATM
-----------------------------------------------------------------------------------------------------------
Packet Forwarding                                      Routed, Bridged, Tunneled
-----------------------------------------------------------------------------------------------------------
Routing Protocols                                      Static, RIP V1 and 2, OSPF (RFC 1583)
-----------------------------------------------------------------------------------------------------------
Subscriber Awareness                                   Name, Session, IP, MAC Address, ATM PVC
-----------------------------------------------------------------------------------------------------------
Address Management                                     DHCP, DNS
-----------------------------------------------------------------------------------------------------------
Bandwidth Management                                   Rate Reservation, Fair Rate Enforcement
-----------------------------------------------------------------------------------------------------------
VPN                                                    PPTP,L2TP
-----------------------------------------------------------------------------------------------------------
Security                                               PAP,CHAP,RADIUS, LDAP, packet filtering
-----------------------------------------------------------------------------------------------------------
Accounting                                             RADIUS, SNMP on per port, per service, per
                                                       subscriber
-----------------------------------------------------------------------------------------------------------
Network Management                                     Java, SNMP, command line
-----------------------------------------------------------------------------------------------------------
Advanced Features                                      Network Address Translation (NAT),Firewall, IP
                                                       Packet Filtering
-----------------------------------------------------------------------------------------------------------


INTERFACES

-----------------------------------------------------------------------------------------------------------
10/100 Base-T                                          1 port Autosensing 10/100
-----------------------------------------------------------------------------------------------------------
ATM OC3-c                                              1 port Single Mode
                                                       ST, Multimode SC, ST
                                                       (4096 PVCs) (Support for
                                                       ***** concurrent
                                                       sessions)
-----------------------------------------------------------------------------------------------------------
ATM DS3                                                1 port 75 ohm BNC coax (4096 PVCs) (Support for
                                                       ***** concurrent sessions)
-----------------------------------------------------------------------------------------------------------
ATM T1 IMA                                             1-4 RJ-48 T1/E1 ports
-----------------------------------------------------------------------------------------------------------


                              PERFORMANCE CRITERIA

-----------------------------------------------------------------------------------------------------------
                     PPP Sessions                                    ***** Concurrent Sessions
-----------------------------------------------------------------------------------------------------------
       PACKET PER SECOND THROUGHPUT WITHOUT NAT                              ***** PPS
-----------------------------------------------------------------------------------------------------------
        PACKET PER SECOND THROUGHPUT WITH NAT                                ***** PPS
-----------------------------------------------------------------------------------------------------------


***** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT

PRODUCT MAINTENANCE AND SUPPORT
Larscom will supply first level support for the Issani 1000. In this role Larscom will act as the single point of contact. In the end-user documentation a phone number will be published which Larscom or one of its service delegates will answer. The first level support will work with customers to trouble shoot installation and basic operational issues. The first level support team will be trained to the level that they can trouble shoot problems that can classified as problems that could be solved by a person trained to operate the unit based on the commands that are documented in the user manual. If the first level support team is not able to resolve the problem based on the criteria define above, the customer call will be escalated to the second tier support team, which is to be staffed by 3no. Second tier support must be available on a seven day a week basis, twenty-four (24) hours a day. Severe service effecting problems can also be escalated based on the following criteria.


----------------------------------------------------------------------------------------
                    LEVEL 1          LEVEL 2                            LEVEL 3
                  LARSCOM CSE        3NO PSE           LEVEL 2            3NO
                                                     LARSCOM PSE      DEVELOPMENT
                                                     (HARDWARE)       ENGINEERING
----------------------------------------------------------------------------------------
   PRIORITY      RESOLUTION /    RESOLUTION /      RESOLUTION /       RESOLUTION /
                  ESCALATION     ESCALATION        ESCALATION          ESCALATION
----------------------------------------------------------------------------------------

      1             2 Hours          4 Hours           4 Hours          6 Hours
----------------------------------------------------------------------------------------
      2             4 Hours          8 Hours           8 Hours          24 Hours
----------------------------------------------------------------------------------------

      3             4 Hours          6 Hours           6 Hours          24 Hours
----------------------------------------------------------------------------------------
      4             8 Hours            N/A               N/A            Product
                                                                       Dependant
                                                                        Schedule
----------------------------------------------------------------------------------------

PRIORITIES DEFINED:
PRIORITY 1:       The customer's network is non-operational due to failure of our product.

PRIORITY 2:       The customer's network has an intermittent problem that
                  impairs proper operation.

PRIORITY 3:       The customer's installing our product with-in the network and requires assistance

PRIORITY 4:       The customer's inquiring for general information about
                  product or requests for enhancements to a product.

LEVELS DEFINED:
LEVEL 1:           CSE (Customer Service Engineer) is responsible for working with the customer and / or the on-site technician to determine if the problem can be rectified by telephone and or escalating the problem to Product Support Engineering.

LEVEL 2: PSE (Product Support Engineer) is responsible for working with CSE and customer in order to rectify the problem, determine if a dispatch is necessary and for escalation to the Manager of Technical Support.

                             CONFIDENTIAL TREATMENT

LEVEL 3: Manager of Technical Support is responsible for determining the level of involvement from the home office support group or from service partners, and for escalation to the Director of Customer Service and Engineering (as necessary).

LEVEL 4: Senior Director of Customer Service is responsible for determining the severity of the problem with input from the Manager of Technical Support, determining a corrective action plan, and escalating the problem to the President's staff.


Issues that are determined to be hardware related and requiring replacement will be turned back to the Larscom Customer Service Organization for resolution.

Problem Tracking -         Larscom has a problem tracking system in place.
                           3no will need to be able to receive problem report tracking numbers and track progress against these numbers, updates to Larscom will be made on a daily basis, so that customers will be able to call back and determine status and resolution forecast for their problem reports.

                             CONFIDENTIAL TREATMENT

                                    Exhibit B

                             SUMMARY OF DRAFT TERMS
                                3NO SYSTEMS, INC.
                                 AUGUST __, 2000
This memorandum summarizes the principal terms of the Series A-round strategic financing of 3NO Systems, Inc. ("Company"), by Larscom Incorporated (the "Investor"). The Company was incorporated in New Jersey on April 6, 1999.


KEY PROVISIONS


INVESTOR                                       Larscom Incorporated

SECURITY                                       Series A Convertible Preferred Stock of 3NO Systems, Inc.
                                               ("Series A Preferred Stock").

PRICE PER SHARE                                ***** ("Original Issue Price").

AGGREGATE PROCEEDS                             *****

EXPECTED CLOSING DATE                           *****

TERMS OF SERIES A PREFERRED STOCK

DIVIDEND PROVISIONS                            Annual ***** dividend on the
                                               Series A Preferred Stock.
                                               Dividends payable if, as and
                                               when determined by the Board of
                                               Directors ("Board"). Dividends
                                               are *****

                                               For any other dividends or
                                               distributions, Series A Preferred
                                               Stock participates with Common
                                               Stock on an as-converted basis.

LIQUIDATION PREFERENCE                         First pay original purchase price
                                               plus accrued dividends on each share
                                               of Series A Preferred Stock, balance of
                                               proceeds paid pro-rata to Series
                                               A Preferred Stock and Common
                                               Stock on an as-converted to
                                               Common Stock basis.

                                               A consolidation or merger of the
                                               Company or sale of all or
                                               substantially all of its assets
                                               shall be deemed to be a
                                               liquidation or winding up for
                                               purposes of the liquidation
                                               preference.

CONVERSION                                     Convertible at any time at option
                                               of holder into one share of
                                               Common Stock (subject to
                                               antidilution adjustments).

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT


AUTOMATIC CONVERSION                           The Series A Preferred Stock
                                               shall be automatically converted
                                               into Common Stock, at the then
                                               applicable conversion price, (i)
                                               in the event of an underwritten
                                               public offering of shares of the
                                               Common at a public offering
                                               price per share that is not less
                                               than ***** times the Original
                                               Issue Price and an aggregate
                                               offering price of *****
                                               ("Qualifying IPO") or (ii) on
                                               the date upon which the Company
                                               obtains the vote or consent of
                                               at least ***** of the then
                                               outstanding shares of Series A
                                               Preferred Stock to such
                                               conversion.

ANTIDILUTION PROVISION                         The Series A Preferred
                                               Stock shall be entitled to
                                               proportional antidilution
                                               protection for stock splits,
                                               stock dividends, etc. In
                                               addition, the Investor shall
                                               have standard weighted average
                                               anti-dilution rights in the
                                               event that the Company issues
                                               additional equity securities
                                               (other than the reserved
                                               employee shares under the
                                               Employee Pool) at a purchase
                                               price less than the applicable
                                               conversion price.

VOTING AND PROTECTIVE PROVISIONS               Series A Preferred votes on an
                                               as-converted to Common Stock
                                               basis, but also has a series
                                               vote, by ***** majority, on:

                                               1) Altering, changing or
                                               amending the preferences,
                                               privileges or rights of Series A
                                               Preferred Stock;

                                               2) Authorizing, creating and/or
                                               issuing a senior or PARI PASSU
                                               class or series of equity
                                               securities, other than an
                                               issuance pursuant to the existing
                                               Employee Pool;

                                               3) Increasing or decreasing the
                                               authorized number of directors
                                               constituting the Board of
                                               Directors;

                                               4) Any consolidation, sale or
                                               merger of the Company or other
                                               transaction in which control of
                                               the Company is transferred;

                                               5) Amending or waiving any
                                               provision of the Company's
                                               Certificate of Incorporation or
                                               Bylaws;

                                               6) Redeeming, repurchasing or
                                               declaring a dividend with
                                               regard to any security of the
                                               Company.

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT




TERMS OF INVESTOR RIGHTS AGREEMENT



RIGHT OF FIRST OFFER ON                        The holders of Series A
SUBSEQUENT ISSUANCES                           Preferred Stock shall have the
                                               right in the event the Company
                                               proposes to offer equity
                                               securities to any person (other
                                               than the securities issued
                                               pursuant to employee benefit
                                               plans or acquisitions, in each
                                               case as approved by the Board of
                                               Directors, including the
                                               director elected by holders of
                                               the Series A Preferred Stock) to
                                               purchase on a pro rata basis all
                                               or any portion of such shares.
                                               If the Investor does not
                                               purchase all of the securities,
                                               that portion that is not
                                               purchased may be offered to
                                               other parties on terms no less
                                               favorable to the Company for a
                                               period of sixty (60) days.

                                               This right shall not apply to the
                                               issuance by the Company of up to
                                               ***** shares of its Common Stock
                                               to employees, officers, or
                                               directors of, or advisors or
                                               consultants to, the Company
                                               pursuant to its stock purchase or
                                               option plans (the "Employee
                                               Pool") or for the exercise of
                                               warrants issued to lenders and
                                               other creditors approved by the
                                               Board of Directors. It shall also
                                               not apply to Common Stock issued
                                               in connection with strategic
                                               alliances or other partnering
                                               arrangements approved by the
                                               Board of Directors or Common
                                               Stock issued upon conversion of
                                               Series A Preferred Stock.

                                               This right shall terminate
                                               immediately prior to (i) the
                                               closing of a Qualifying IPO or
                                               (ii) the closing of any merger or
                                               consolidation of the Company.
REGISTRATION RIGHTS:

DEMAND RIGHTS                                  Beginning earlier of ***** from
                                               the purchase of the Series A
                                               Preferred Stock or ***** after
                                               initial registration, one demand
                                               registration upon initiation of
                                               holders of at least *** of the
                                               outstanding shares of Series A
                                               Preferred as a class, including
                                               Common Stock issued on
                                               conversion of the Series A
                                               Preferred Stock ("Registrable
                                               Securities"), with minimum
                                               aggregate offering price to the
                                               public of not less than *****.
                                               The Company will use its best
                                               efforts to cause such shares to
                                               be registered.


                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT





COMPANY REGISTRATION                           Unlimited "piggy-back"
                                               registration rights subject to
                                               pro rata cutback at the
                                               underwriters' discretion. Full
                                               cutback on IPO, ***** minimum
                                               inclusion thereafter. If the
                                               Series A Preferred Stock holders
                                               are so limited, however, no
                                               party shall sell shares in such
                                               registration other than the
                                               Company or the Series A
                                               Preferred Stock holders, if any,
                                               invoking the demand
                                               registration.

                                               No stockholder of the Company
                                               shall be granted piggyback
                                               registration rights superior to
                                               those of the Series A Preferred
                                               Stock without the consent of the
                                               holders of at least fifty-one
                                               percent of the Registrable
                                               Securities.

S-3 RIGHTS                                     Up to ***** demand registrations on
                                               Form S-3 per year; minimum offering
                                               size of $*****.

TERMINATION OF REGISTRATION RIGHTS             Registration Rights terminate (i)
                                               ***** years after initial public
                                               offering; or (ii) when all shares
                                               held by an investor can be sold
                                               under Rule 144 within a ninety
                                               (90) day period and such investor
                                               then holds less than 1% of the
                                               outstanding capital stock of the
                                               Company.

                                               No future registration rights may
                                               be granted without consent of a
                                               majority of Series A Preferred
                                               Stock holding registration rights
                                               if such rights are superior to
                                               those of the Series A Preferred
                                               Stock.

EXPENSES                                       The Company shall bear
                                               registration expenses (exclusive
                                               of underwriting discounts and
                                               commissions) of all such demand,
                                               piggy-back, and S-3 registrations
                                               (including the expense of one
                                               special counsel of the selling
                                               shareholders).

TRANSFER OF RIGHTS                             The registration rights
                                               may be transferred to any
                                               transferee who acquires at least
                                               ***** shares of Registrable
                                               Securities; provided the Company
                                               is given written notice thereof.

STANDOFF PROVISION                             No Series A Preferred holder shall
                                               sell shares within 180 days of the
                                               effective date of the Company's initial
                                               public offering if all officers and
                                               directors are similarly bound.

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT



BOARD REPRESENTATION AND MEETINGS              The authorized number of
                                               directors shall initially be
                                               ***** The Series A Preferred
                                               Stock shall elect *****, the
                                               Common Stock (voting separately
                                               as a class) shall elect *****
                                               and the remaining ***** shall be
                                               elected by all shares having
                                               voting rights. The Board shall
                                               meet at least six times per
                                               year. Effective upon the closing
                                               of the Series A Preferred Stock
                                               financing (the "Closing"), the
                                               members of the Board shall be
                                               *****

INSPECTION AND INFORMATION RIGHTS              For so long as the Investor holds at
                                               least ***** shares of Series A
                                               Preferred Stock, the Investor
                                               shall have the right to inspect
                                               the Company's premises and books
                                               at times convenient to both
                                               parties. The Investor shall have
                                               the right to receive unaudited
                                               ***** financial statements (including
                                               income statements, balance
                                               sheets, cash flow statements, and
                                               summaries of bookings and
                                               backlog) and management
                                               commentary within ***** days of
                                               the close of each quarter, and
                                               audited annual financial
                                               statements within *****
                                               days of the close of the fiscal
                                               year, in each case showing
                                               changes from the applicable
                                               budget for the corresponding
                                               period. Prior to the beginning of
                                               each fiscal year (and prior to
                                               the initial Closing Date of this
                                               investment), the Company shall
                                               prepare and forward to the
                                               Investor detailed monthly
                                               financial projections for the
                                               year. Rights end upon
                                               consummation of Qualifying IPO.


TERMS OF PREFERRED STOCK PURCHASE AGREEMENT

REPRESENTATIONS AND WARRANTIES                 The investment shall be made
                                               pursuant to a Stock Purchase
                                               Agreement reasonably acceptable
                                               to the Company and the Investor,
                                               which shall contain, among other
                                               things, appropriate
                                               representations, warranties and
                                               covenants of the Company
                                               reflecting the provisions set
                                               forth herein and other standard
                                               provisions, and appropriate
                                               conditions to closing including
                                               a customary legal opinion of
                                               Company counsel regarding the
                                               financing.

EXPENSES                                       The Company and the Investor
                                               shall each bear their own legal
                                               and other expenses with respect
                                               to the transaction except that,
                                               assuming a successful completion
                                               of the transaction, the Company
                                               shall pay the legal fees and
                                               expenses of Brobeck, Phleger &
                                               Harrison LLP, counsel to the
                                               Investor, up to a maximum of
                                               $*****. Every effort will be made
                                               to minimize these expenses.

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT

FOUNDERS AND EMPLOYEE AGREEMENTS



STOCK VESTING                                  All stock and stock equivalents
                                               issued after the Closing to
                                               employees, directors and
                                               consultants shall be subject to
                                               vesting as follows: 25% to vest
                                               at the end of the first year
                                               following such issuance, with
                                               the remaining 75% to vest
                                               monthly over the next three
                                               years. The repurchase option
                                               shall provide that upon
                                               termination of the employment of
                                               the shareholder, with or without
                                               cause, the Company or its
                                               assignee (to the extent
                                               permissible under applicable
                                               securities law qualification)
                                               retains the option to repurchase
                                               at cost any unvested shares held
                                               by such shareholder.

RESTRICTIONS ON COMMON STOCK TRANSFERS         No transfers allowed prior to vesting.

                                               Right of first refusal on vested
                                               shares until initial public
                                               offering.

MARKET STANDOFF                                Holders of Common Stock and
                                               options must, at the request of
                                               the Company or an underwriter
                                               involved in the Company's
                                               initial public offering, agree
                                               not to sell or otherwise
                                               transfer any securities of the
                                               Company during a period of up to
                                               180 days following the effective
                                               date of the registration of such
                                               initial public offering.

PROPRIETARY INFORMATION AND INVENTIONS         Each officer, employee and
AGREEMENT                                      consultant of the Company shall
                                               enter into an acceptable
                                               proprietary information and
                                               inventions agreement.

KEY-MAN INSURANCE                              As soon as reasonably possible after
                                               the Closing, the Company shall procure
                                               a key-man life insurance policy for its CEO
                                               in the amount of $*****, naming
                                               the Company as beneficiary.

CO-SALE RIGHTS                                 Each holder of the Series A Preferred
                                               Stock shall have the right to participate
                                               on a pro-rata basis in transfers of
                                               stock for value by any Founder (*****).

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.



                             CONFIDENTIAL TREATMENT






OTHER PROVISIONS


FINDERS                                        The Company and the Investor
                                               shall represent and warrant that
                                               it has no obligation to pay any
                                               finder's fee and shall indemnify
                                               the other parties to this
                                               transaction for any breach
                                               thereof.

CLOSING CONDITIONS                             Closing subject to negotiation of
                                               definitive legal documents and completion
                                               of legal and financial due diligence by
                                               Investor.

CAPITALIZATION                                 Upon the Closing of this financing there
                                               shall be (i) ***** shares of issued and
                                               outstanding Common Stock held by
                                               the founders and (ii) *****
                                               shares of Common Stock reserved
                                               for issuance pursuant to
                                               outstanding options or reserved
                                               for future issuance to key
                                               employees.

                                               ***** CONFIDENTIAL TREATMENT HAS
                                               BEEN REQUESTED FOR THE REDACTED
                                               PORTIONS. THE CONFIDENTIAL
                                               REDACTED PORTIONS HAVE BEEN FILED
                                               SEPARATELY WITH THE SECURITY AND
                                               EXCHANGE COMMISSION.


                             CONFIDENTIAL TREATMENT

                                    EXHIBIT C

                                ESCROW AGREEMENT

         This agreement is entered into by and among Larscom Incorporated, ("LARSCOM"), ________________________________, ("ESCROW AGENT"), and 3NO
Systems, Inc. ("3NO").

         WHEREAS, Larscom has licensed, by means of an agreement of even date ("AGREEMENT"), rights to the Hardware and Software; and

         WHEREAS, Larscom requires access to the Hardware and Software for the conduct of its business under certain limited circumstances.

         NOW THEREFORE, the parties hereto agree as follows:

1.       Escrow.

Simultaneously with the execution of this agreement, 3NO shall promptly deliver to the Escrow Agent a true and correct copy of the Source Code (as such term is defined in the Agreement) together with related documentation, and, as developed, all new releases, enhancements, modifications and corrections thereof or thereto that are the subject of the Agreement between Larscom and 3NO. The Escrow Agent shall not be responsible for verifying the contents of the delivered Source Code and is held harmless by Larscom for any missing or incomplete items not delivered by 3NO to Escrow Agent. The Escrow Agent shall hold the Documentation in escrow in a secure environmentally safe, locked facility which is accessible only to Escrow Agent and shall not release the Source Code to Larscom unless or until one or more of the following acts occur (a "DEFAULT"):


         a. A material default by 3NO, as described in this License Agreement, or

         b. The insolvency, bankruptcy or dissolution of 3NO, for any reason, or

         c.   3NO has ceased business operations.

2.       Procedure.

In the event of a Default, the Escrow Agent shall release the Source Code held in escrow in accordance with the following procedures.

Within five (5) business days following receipt of written notice from Larscom of the occurrence of a Default (the "ESCROW NOTICE"), the Escrow Agent shall give 3NO written notice thereof (the "3NO NOTICE") and shall confirm the giving of the 3NO Notice in writing to Larscom.

In the event Escrow Agent receives from Larscom within such five (5) business day period, a written statement withdrawing the Escrow Notice, the Escrow Agent shall notify 3NO of such withdrawal and this Agreement shall continue in full force and effect as if the Escrow Notice had not been provided to the Escrow Agent.

In the event 3NO disputes the existence of a Default, 3NO shall, within five (5) business days after receipt of the 3NO Notice from the Escrow Agent, give to the Escrow Agent and Larscom written notice thereof (the "COUNTER-NOTICE"). The Counter-Notice shall set forth (i) a demand to not provide the escrowed Source Code to Larscom hereunder, and (ii) a statement setting forth facts supporting the basis for 3NO's dispute

                             CONFIDENTIAL TREATMENT

If the Counter-Notice is received by the Escrow Agent before the close of business on the last day of such five (5) day period, the Escrow Agent shall, within five (5) business days after receipt of the Counter-Notice, give Larscom written notice thereof and withhold provision of the escrowed Source Code to Larscom pending receipt of either (i) a certified copy of the award of the arbitrator pursuant to Section 3 hereof, or (ii) other instructions signed jointly by authorized officers of Larscom and 3NO. If after giving 3NO Notice, Escrow Agent does not receive written notice from 3NO or Larscom in accordance with subsection (B) or (C) of this section 2, the Escrow Agent shall immediately deliver the escrowed Source Code to Larscom. If Larscom receives the Source Code, hereunder, it shall only it as necessary and in a manner that is consistent with the terms of the Agreement.

Notwithstanding any other provisions of this agreement, the Escrow Agent shall promptly deliver the escrowed Source Code to the party designated in writing signed jointly by 3NO and Larscom.

3.       Arbitration.

In the event the Counter-Notice is given by 3NO, the controversy as to the existence of a Default shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The hearing shall be held in San Francisco, or such other location as Larscom and 3NO may mutually agree before an arbitrator who was selected by the American Arbitration Association as being reasonably familiar with telecommunications and computer industries. In rendering a decision, the arbitrator shall make specific findings of fact and take into account any applicable judicial precedents and industry practice in the telecommunications and computer industries. The decision of the arbitrator shall be binding and conclusive on all parties involved, to the extent permitted by applicable law, and judgment upon the decision may be entered in the highest court of any forum, federal or state, having jurisdiction.

Immediately after receipt of a certified copy of an award from the arbitrator that finds the existence of a Default, the Escrow Agent shall deliver to Larscom the escrowed Source Code. In the event the arbitrator finds to the contrary, the Escrow Agent shall withhold delivery of the escrowed Source Code and this Escrow Agreement shall continue in full force and effect as if the Escrow Notice had not been communicated to the Escrow Agent.

All fees charged by the American Arbitration Association and all attorney's fees and costs shall be paid by the non-prevailing party to the arbitration. However, each party shall be responsible for payment of all fees and expenses connected with the presentation of its respective case.

The Escrow Agent shall receive from 3NO the sum of ____________ dollars for operating the escrow account and the sum of _____________ dollars per annum thereafter for continuation of same.

4.       Governing Law.

This Agreement shall be governed by the laws of the State of California without regard to conflict of law rules. The successful party in any action brought as a result of the Agreement shall be entitled to recover from the unsuccessful party reasonable attorney's fees and costs of court, in addition to any other relief to which it may be entitled by prosecution or defending such action.

5.       Validity.

If any provision herein, or party thereof, is held to be invalid, illegal or unenforceable, the remainder of the Agreement, or other parts or applications of such provision shall not be affected thereby.

6.       Term.

The initial period of this Agreement is for a period of two (2) years. Thereafter, this Agreement shall automatically

                             CONFIDENTIAL TREATMENT

renew on a year to year basis unless (a) 3NO and Larscom jointly instruct Escrow Agent in writing that this Agreement is terminated, (b) this Agreement is terminated by 3NO for Larscom's default under the Agreement.

Executed ________________, 2000.

LARSCOM INCORPORATED                              3NO SYSTEMS INCORPORATED

By:                                           By:
   -----------------------------------           ------------------------

Robert Coackley, President & CEO
--------------------------------------        ---------------------------------
             Name and Title                           Name and Title


ESCROW AGENT

By:
          -------------------------------------------

          -------------------------------------------
                        Name and Title

          -------------------------------------------
                           Address

          -------------------------------------------

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT D

                                  STOCK WARRANT

Upon the Effective Date of this [License] Agreement, 3NO Systems, Inc. ("3NO") shall grant to Larscom, Inc. ("LARSCOM") a warrant (the "WARRANT") to acquire an amount of shares of 3NO's common stock equal to ***** of 3NO's common stock outstanding on a fully-diluted basis (including, without limitation, all securities of 3NO issued, subject to outstanding options, warrants or other rights to acquire such securities or reserved for issuance by 3NO) immediately prior to the earlier of (i) the underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of 3NO's common stock (an "IPO") or (ii) a merger, consolidation or other reorganization of 3NO with or into any other corporation or corporations, or a sale of all or substantially all of the assets of 3NO, unless the stockholders of 3NO immediately prior to such merger, consolidation or reorganization hold at least 50% of the outstanding voting equity securities of the surviving corporation in such merger, consolidation, reorganization or sale of assets (a "LIQUIDITY EVENT") at an exercise price per share equal to ***** of (a) the price at which shares are initially sold to the public in an IPO, (b) the fair market value of a share of 3NO's common stock determined in any other Liquidity Event or (c) if no such fair market value is determinable in the Liquidity Event, the fair value of a share of 3NO's common stock at the effective time of the Liquidity Event as determined in good faith by the board of directors of 3NO. The Warrant will be in substantially the form attached to this letter as Exhibit [X] with an exercise period of the longer of ten (10) years or three (3) years after a Liquidity Event, will be exercisable at any time beginning immediately prior to the earlier of a Liquidity Event or the record date of such Liquidity Event (if exercised prior to such Liquidity Event, the exercise price shall be based on the exercise price determinable in the Liquidity Event) and will include registration rights (one (1) demand registration, unlimited piggyback registrations, and, per year, up to two (2) S-3 registrations, all of the expenses of each to be paid by 3NO).


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


***** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT

No. W-___

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                                3NO SYSTEMS, INC.



                  This certifies that, for value received, LARSCOM INCORPORATED, or registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from 3NO SYSTEMS, INC. (the "Company"), a New Jersey corporation, an amount of shares of the Company's common stock ("Common Stock") ***** of the capital stock of the Company outstanding on a fully-diluted basis (including, without limitation, all securities of the Company issued, subject to then outstanding options, warrants or other rights to acquire such securities or then reserved for issuance (other than pursuant to Section 8 hereof) by the Company) immediately prior the Liquidity Event (as defined below) ("Common Shares"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such Common Shares are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange for this Warrant as provided herein. For purposes of this Warrant, the "Liquidity Event" shall mean the earlier of (i) the public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock (an "IPO") or (ii) a merger, consolidation or other reorganization of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, unless the stockholders of record of the Company as constituted immediately prior to such merger, consolidation, reorganization or sale will hold, immediately after such acquisition or sale (by virtue of securities issued as consideration for such merger, consolidation, reorganization or sale or otherwise) at least 50% of the outstanding voting power of the surviving corporation in such merger, consolidation, reorganization or sale.

                  1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing immediately prior to the earlier of a Liquidity Event or the record date of such Liquidity Event and ending at 5:00 p.m., Pacific Standard Time, on the later of September __, 2010 or three (3) years after the effective date of the Liquidity Event (the "Expiration Date"), and shall be void thereafter.

                  2. EXERCISE PRICE. The Exercise Price per Common Share at which this Warrant may be exercised shall be equal to ***** of the Fair Market Value of such Common Shares. For purposes of this Warrant, the Fair Market Value of the Common Shares shall mean: (a) the price at which shares of Common Stock are initially sold to the public in an IPO, (b) the fair market value of a Common Share determined in any other Liquidity Event or (c) if no such fair market value is determinable in the Liquidity Event, the fair value of a Common Share at the effective time of the Liquidity Event as determined in good faith by the Board of Directors of the Company, as adjusted from time to time pursuant to Section 9 hereof.



 ***** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITY AND EXCHANGE COMMISSION.

                             CONFIDENTIAL TREATMENT



                  3. EXERCISE OF WARRANT.

                  (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon:

                           (i)      (Cash Exercise) payment in cash, by check or
by wire transfer (to the account designated by the Company on the Account Schedule attached hereto, as such may be amended from time to time by written notice delivered by the Company to the Holder) of the purchase price of the shares to be purchased; or

                           (ii)     (NET ISSUE EXERCISE) election to receive
shares equal to the value of this Warrant (or the portion thereof being canceled) computed using the following formula:

                           X        =       (Y)(A-B)
                                            --------
                                               A

         Where:            X        -       The number of Common Shares to be
                                            issued to Holder.

                           Y        -       The number of Common Shares
                                            purchasable under this Warrant at
                                            such date.

                           A        -       The fair market value of one Common
                                            Share.

                           B        -       Exercise Price (as adjusted to the
                                            date of such calculations).

                           For purposes of Section 3(a)(ii), if the Common
Shares are, or have been converted into, Common Stock and if the Common Stock is traded in a public market, the fair market value of the Common Stock shall be the closing price of the Common Stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Common Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its good faith judgment.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, or immediately prior to the Liquidity Event or record date of the Liquidity Event, as applicable, and the person entitled to receive the Common Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

                             CONFIDENTIAL TREATMENT



                  4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

                  5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company and, at the reasonable discretion of the Company, an indemnity bond or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

                  6. RIGHTS OF STOCKHOLDERS. Subject to Section 9 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Common Shares or other securities purchasable upon the exercise hereof shall have been issued, as provided herein.

                  7. TRANSFER OF WARRANT.

                  (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                  (c) TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANT. Neither this Warrant nor the Common Shares or other securities issuable upon exercise of this Warrant (the "Purchased Shares") may be sold, offered for sale, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee.

                  (d) TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom this Warrant or the Purchased Shares are transferred, in whole or in part, by means of a permitted transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Warrant to the same extent this Warrant or the Purchased Shares would be so subject if retained by Holder.

                             CONFIDENTIAL TREATMENT



                  (e) REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder hereby represents and warrants that:

                           (i)      Holder is acquiring this Warrant, and will
acquire the Purchased Shares, for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of all or any part of this Warrant or the Purchased Shares. Holder is prepared to hold this Warrant and the Purchased Shares for an indefinite period and has no present intention of selling, granting any participation in, or otherwise distributing any portion of this Warrant or the Purchased Shares. Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participating interest in, any of the Purchased Shares.

                           (ii)     Holder believes it has received all the
information it considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company that have been made to the Holder or the right of the Holder to rely thereon.

                           (iii)    Holder is an "accredited investor" within
the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                           (iv)     Holder understands that neither this Warrant
nor the Purchased Shares have been registered under the Securities Act or under any state securities laws, and, as a result thereof, are subject to substantial restrictions on transfer. Holder acknowledges that this Warrant and the Purchased Shares must be held indefinitely, unless subsequently registered under the Securities Act and all applicable state securities laws or unless exemptions from registration under the Securities Act and such laws are available.

                  (f) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made in Section 7(e) of this Warrant will survive the date of this Warrant and will expire upon the earlier of (a) the Expiration Date or (b) the exercise of this Warrant for all of the remaining shares purchasable upon exercise of this Warrant.

                  (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth in Section 7(e) of this Warrant, the Holder further agrees not to make any disposition of all or any portion of this Warrant or the Purchased Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 7, provided and to the extent this Section is then applicable, and:

                           (i)      There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) The Holder shall have notified the Company
of the proposed disposition, and (B) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii)    Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by (A) the Holder to any of its Affiliates (as defined below), (ii) a Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, (iii) a limited liability company to its

                             CONFIDENTIAL TREATMENT


members or former members in accordance with their interest in the limited liability company, or (iv) to the estate of any such partner, retired partner or member or the transfer by gift, will or intestate succession of any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he, she or it were an original Holder hereunder. For purposes of this Section, "Affiliate" means any person and/or entity deemed an affiliate of an entity within the meaning of Rule 144 of the Rules and Regulations of the Securities Exchange Commission (the "SEC") promulgated under the Securities Act for purposes of Accounting Series, Releases 130 and 135, as amended, of the SEC.

                  (h) RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:


                      (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. They may be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the shares under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 promulgated under such Act."

                      (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                  (i) CALIFORNIA SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  8. RESERVATION OF STOCK. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock or other applicable securities a sufficient number of shares solely to provide for the issuance of Common Stock or other applicable securities upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock or other applicable securities issuable upon exercise of the Warrant. The Company covenants that it will at all times reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Purchased Shares, if applicable, and, from time to time, will take all steps necessary to amend the Certificate to provide sufficient reserves of shares of Common Stock issuable, if applicable, upon conversion of the Purchased Shares. The Company further covenants that all shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price or conversion of any such shares pursuant to the Certificate, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other applicable securities upon the exercise of this Warrant and, if applicable, for shares of Common Stock upon the conversion of the Purchased Shares.

                  9. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                            CONFIDENTIAL TREATMENT

                  (a) MERGER, SALE OF ASSETS, ETC. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the Common Shares outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 9. The foregoing provisions of this Section 9(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (b) RECLASSIFICATION, ETC. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the Series B Preferred Stock as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 9.

                  (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the Series B Preferred Stock as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

                  (e) NOTICE OF RECORD DATE. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the

                             CONFIDENTIAL TREATMENT

Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall deliver a written notice to Holder, at least ten (10) days prior to the record date specified therein, specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and the amount and character of such dividend, distribution, right or other event.
                  10. RESTRICTIONS ON FUTURE LIQUIDATION PREFERENCE OR COMPARABLE PROVISIONS. The Company agrees not to authorize, issue or grant any class or series of securities, or any options, warrants or other rights to acquire, or securities convertible into, a class or series of securities, of the Company with a liquidation or comparable preference in the case of a Liquidity Event (a) to any officer, director or employee of the Company, (b) to any individual or entity that is an affiliate of the Company or (c) that either participates with the Common Stock in a Liquidity Event or has a liquidation or comparable preference greater than the original issue price of the applicable class or series of securities of the Company (or, if applicable, the original issue price of any options, warrants or other rights to acquire, or securities convertible into, a class or series of securities of the Company together with any additional issue price for the underlying class or series of securities of the Company).

                  11. PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges, other than income taxes incurred by the Holder or its permitted transferees, that may be imposed in respect of the issue or delivery of the Purchased Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of the Warrant or involved in the issue of any certificate for the Purchased Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

                  12. MISCELLANEOUS.

                  (a) ENTIRE CONTRACT. This Warrant constitutes the full and entire understanding and agreement among the parties with regard to the subject of this Warrant and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, with respect to the subject of this Warrant.

                  (b) AMENDMENTS; WAIVERS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No waiver of any breach or condition of this Warrant shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  (c) GOVERNING LAW; SEVERABILITY. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules. If any provision of this Warrant is determined by a court of competent jurisdiction in any jurisdiction to be illegal, invalid or unenforceable, then such provision will, as to such jurisdiction, be ineffective to the extent declared illegal, invalid or enforceable and the other provisions will remain in full force and effect. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

                  (e) SUCCESSORS AND ASSIGNS. The provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Holder and Holder's permitted assigns, permitted transferees and legal representatives, whether or not any such person shall have become a party to this Warrant and have agreed in writing to join herein and be bound by the terms hereof.

                             CONFIDENTIAL TREATMENT


                  (f) NOTICES. Any notice required to be given under this Warrant shall be in writing and shall be deemed effective upon personal delivery, upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Warrant or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Warrant ("Address"), upon deposit with a reputable overnight courier, postage prepaid and properly addressed to the party entitled to such notice at its Address, or upon transmission by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section as promptly as practicable thereafter).

                  (g) COUNTERPARTS. This Warrant may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                             CONFIDENTIAL TREATMENT


IN WITNESS WHEREOF, 3NO SYSTEMS, INC. has caused this Warrant to be executed and delivered by its officers thereunto duly authorized.

Dated:  September ___, 2000

                                          3NO SYSTEMS, INC.

                                          By:_____________________________
                                             Name:
                                             Title:


                                          Address:





ACKNOWLEDGED AND AGREED BY HOLDER:

LARSCOM INCORPORATED

By: ___________________________________
    Name:
    Title:

Address:

                             CONFIDENTIAL TREATMENT

                               NOTICE OF EXERCISE

To:  3NO SYSTEMS, INC. (the "Company"):

                  (1)      The undersigned hereby elects to:

                           (a) purchase _________________ Common Shares of 3NO
SYSTEMS, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full; or

                           (b) make a Net Issue Exercise, as provided in Section
3(a)(ii) of the attached Warrant, to purchase Common Shares of 3NO SYSTEMS, INC., pursuant to the terms of the attached Warrant.

                  (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges to the Company that the representations and warranties made in Section 7(e) of the attached Warrant are true and correct on and as of the date of this Notice and on and as of the issuance of the Purchased Shares with the same effect as if such representations and warranties had been made on and as of the date of this Notice and on and as of the issuance of the Purchased Shares, and that the undersigned will not offer, sell, or otherwise dispose of any such Purchased Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
                  (3) Please issue a certificate or certificates representing said Common Shares in the name of the undersigned or in such other name as is specified below:

-------------------------------------------------------------------------------
                                     [Name]

                  (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

-------------------------------------------------------------------------------
                                     [Name]


----------------------                      ------------------------------------
[Date]                                               [Name of Holder]



                                                     By:
------------------------------------
                                                              Name:
                                                              Title: